                                                                  Exhibit 9

SIGNATURE





                        CONSENT OF INDEPENDENT AUDITORS





We consent to the use in this Registration Statement of our report dated January 30, 1997 relating to the Statement of Financial Condition of The PaineWebber Pathfinders Trust, Treasury and Growth Stock, Series 20 including the Schedule of Investments, included herein, and to the reference made to us under the caption "Independent Auditors" in the Prospectus.






                               ERNST & YOUNG, LLP




January 30, 1997
New York, New York